SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 30, 2003

                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                       0-4339                    63-0250005
(State or other jurisdiction  (Commission File Number)     (IRS Employer ID No.)
     of incorporation)

The Park Building, 2140 11th Avenue South, Suite 208,               35205
Birmingham, Alabama
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (205) 933-9300

                                       N/A
          (Former name or former address, if changed since last report)




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TABLE OF CONTENTS
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ITEM 5. OTHER EVENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

ITEM 9. REGULATION FD DISCLOSURE



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ITEM 5. OTHER EVENTS

         Solaia Technology, L.L.C. ("Solaia"), which asserts ownership of a patent for the manufacture of products in an automated system using DDE servers, OPC servers, and spreadsheet programs to interact with programmable logic controllers or other manufacturing equipment (the "'318 Patent"), has notified the Company of a possible infringement by the Company of the '318 Patent and has requested that the Company purchase a license to use the patented technology. The Company has notified the suppliers of equipment and technology used in the Company's manufacturing process of Solaia's claim. The Company expects to receive indemnification from these suppliers in the event that Company is required to purchase a license from Solaia or pay damages for alleged patent infringement. At this time, the Company denies any liability to Solaia and continues to investigate the claim.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


            Exhibit No.       Description

           -----------   -------------------------------
             99.1       Press Release dated September 30, 2003

ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."


The information in Item 9 of this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 9 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 9 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in Item 9 of this Current Report contains is material investor information that is not otherwise publicly available.


On September 30, 2003, Golden Enterprises issued a press release (the "Earnings Press Release") announcing its earnings for the first quarter ended August 31, 2003. A copy of the Earnings Press Release is attached as Exhibit 99.1. The Earnings Press Release is incorporated herein by reference.




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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized. Dated September 30, 2003.

                                                 GOLDEN ENTERPRISES, INC.


                                             By: /s/ John H. Shannon
                                                 -----------------------------
                                                 John H. Shannon
                                                 Vice President, CFO & Secretary